Exhibit 99.1

CMS Energy Announces the Early Results and Upsizing of its Cash Tender Offer for Certain Outstanding Debt Securities

Jackson, Mich., June 18, 2025 – CMS Energy Corporation (“CMS Energy”) (NYSE: CMS) announced today the early results and upsizing of the previously announced cash tender offer (the “Tender Offer”) for up to the Aggregate Tender Cap (as defined below) of the outstanding bonds listed in the table below and certain other series of bonds (the “Bonds”), which were issued by Consumers Energy Company (“Consumers”). CMS has amended the terms of the Tender Offer to increase the combined aggregate principal amount of Bonds subject to the Tender Offer (the “Aggregate Tender Cap”) from $125 million to $147.095 million. In addition, the Series Tender Cap for the 2.500% First Mortgage Bonds due 2060 (the “2060 Bonds”) has been increased to $147.095 million as set forth in the table below. $147.095 million in aggregate principal amount of the 2060 Bonds were validly tendered and not validly withdrawn prior to or at 5:00 p.m., New York City time, on June 17, 2025 (such date and time, the “Early Tender Date”). The terms and conditions of the Tender Offer are described in the Offer to Purchase, dated June 4, 2025 (the “Offer to Purchase”) and except as amended by this press release remain unchanged.

The table below summarizes certain information regarding the 2060 Bonds and the Tender Offer, including the aggregate principal amount of 2060 Bonds that were validly tendered and not validly withdrawn on or prior to the Early Tender Date, according to information provided by D.F. King & Co. Inc.

The 2060 Bonds

Title of Security	CUSIP Numbers	Issuer	Principal Amount Outstanding	Acceptance Priority Level	Series Tender Cap	Principal Amount Tendered
2.500% First Mortgage Bonds due 2060(1)	210518 DJ2	Consumers Energy Company	$525,000,000	1	$147,095,000	$147,095,000

(1)	The Series Tender Cap of $147,095,000 for the 2.500% First Mortgage Bonds due 2060 represents the maximum aggregate principal amount of 2.500% First Mortgage Bonds due 2060 that may be purchased in the Tender Offer.

The principal amount of the 2060 Bonds listed in the table above that will be accepted for purchase, if any, will be determined in accordance with the Aggregate Tender Cap, the Series Tender Cap and Acceptance Priority Levels and the other terms of the Tender Offer described in the Offer to Purchase as amended by this press release. As a result, holders of any Bonds that are validly tendered pursuant to the Tender Offer may have all or a portion of their Bonds returned to them, and the amount of Bonds returned will depend on the overall level of participation of holders in the Tender Offer.

The applicable Total Consideration (as defined in the Offer to Purchase) will be determined at 10:00 a.m. New York City Time on June 18, 2025. Holders of the 2060 Bonds that were validly tendered and not validly withdrawn on or prior to the Early Tender Date are eligible to receive the applicable Total Consideration, which includes an early tender payment of $30 per $1,000 principal amount of 2060 Bonds validly tendered and not validly withdrawn by such holders and accepted for purchase by CMS Energy (the “Early Tender Payment”). Accrued interest up to, but not including, the settlement date will be paid in cash on all validly tendered 2060 Bonds accepted and purchased by CMS Energy in the Tender Offer. CMS Energy expects to issue a press release after the close of trading on the New York Stock Exchange on June 18, 2025 to announce the Total Consideration payable in connection with the Tender Offer and accept the 2060 Bonds for purchase. The settlement date for the 2060 Bonds accepted for purchase by CMS Energy in connection with the Early Tender Date is expected to be June 23, 2025.

The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on July 3, 2025, or any other date and time to which CMS Energy extends the Tender Offer. CMS Energy does not expect to accept for purchase any tender of Bonds after the Early Tender Date because the amount of Bonds validly tendered and not validly withdrawn at or prior to the Early Tender Date exceeded the Aggregate Tender Cap. In addition, CMS Energy does not expect to accept for purchase any Bonds of a series other than the 2060 Bonds because the 2060 Bonds had an Acceptance Priority Level of 1 and the 2060 Bonds were validly tendered and not validly withdrawn at or prior to the Early Tender Date in an aggregate principal amount equal to the Aggregate Tender Cap.

CMS Energy’s obligation to accept for purchase and to pay for the Bonds that are validly tendered and not validly withdrawn pursuant to the Tender Offer is subject to the satisfaction or waiver, in CMS Energy’s sole discretion, of certain conditions, which are more fully described in the Offer to Purchase.

Information Relating to the Tender Offer

U.S. Bancorp Investments, Inc. is acting as the sole lead dealer manager for the Tender Offer (the “Sole Lead Dealer Manager”) and Fifth Third Securities, Inc. is acting as the co-dealer manager for the Tender Offer (the “Co-Dealer Manager” and, together with the Sole Lead Dealer Manager, the “Dealer Managers”). The information agent and tender agent is D.F. King & Co. Inc. (“D.F. King”). Copies of the Offer to Purchase and related offering materials are available by contacting D.F. King via email at cms@dfking.com or by telephone at (800) 283-9185 (U.S. toll-free) or (212) 269-5550 (banks and brokers). Questions regarding the Tender Offer should be directed to the Sole Lead Dealer Manager, U.S. Bancorp Investments, Inc. Liability Management Group at (917) 558-2756 (collect) or (800) 479-3441 (toll free).

None of CMS Energy, its affiliates, the Dealer Managers, D.F. King or the trustee with respect to any series of Bonds is making any recommendation as to whether holders of Bonds should tender any Bonds in response to the Tender Offer, and neither CMS Energy nor any such other person has authorized any person to make any such recommendation. Holders of Bonds must make their own decision as to whether to tender any of their Bonds, and, if so, the principal amount of Bonds to tender.

This press release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law.

The full details of the Tender Offer, including complete instruction on how to tender Bonds, are included in the Offer to Purchase. The Offer to Purchase contains important information that should be read by holders of Bonds before making a decision to tender any Bonds. The Offer to Purchase may be obtained from D.F. King, free of charge, by calling toll-free at (800) 283-9185 (bankers and brokers can call collect at (212) 269-5550) or emailing at cms@dfking.com.

CMS Energy (NYSE: CMS) is a Michigan-based energy provider featuring Consumers Energy Company, an electric and gas utility, as its primary business. It also owns and operates independent power generation businesses.

Forward-Looking Information

This news release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipates,” “assumes,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goals,” “guidance,” “intends,” “may,” “might,” “objectives,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” and other similar words. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to: the fact that there can be no assurance that the contemplated Tender Offer will be completed in accordance with its terms, or at all; there can be no assurance that a significant principal amount of the debt being tendered will be accepted for purchase in the Tender Offer; the impact and effect of recent events, such as worsening trade relations, geopolitical tensions, war, acts of terrorism, and the responses to these events, and related economic disruptions including, but not limited to, inflation, energy price volatility, tariffs, and supply chain disruptions; the impact of new regulation by the Michigan Public Service Commission (“MPSC”), the Federal Energy Regulatory Commission (“FERC”), and other applicable governmental proceedings and regulations, including any associated impact on electric or gas rates or rate structures; potentially adverse regulatory treatment, effects of a failure to receive timely regulatory orders that are or could come before the MPSC, FERC, or other governmental authorities, or effects of a government shutdown; changes in the performance of or regulations applicable to Midcontinent Independent System Operator, Inc., Michigan Electric Transmission Company, LLC (a non-affiliated company), pipelines, railroads, vessels, or other service providers that CMS Energy, Consumers, or any of their affiliates rely on to serve their customers; federal actions, the adoption of or challenges to federal or state laws or regulations or changes in applicable laws, rules, regulations, principles, or practices, or in their interpretation, such as those related to energy policy, Retail Open Access, which allows electric generation customers to choose alternative electric suppliers pursuant to Michigan’s Public Acts 141 and 142 of 2000, as amended, the Public Utility Regulatory Policies Act of 1978, infrastructure integrity or security, cybersecurity, gas pipeline safety, gas pipeline capacity, energy waste reduction, the financial compensation mechanism, the environment, regulation or deregulation, reliability, health care reforms, taxes, accounting matters, tariffs, climate change, air emissions, renewable energy, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and other business issues that could have an impact on CMS Energy’s, Consumers’, or any of their affiliates’ businesses or financial results; factors affecting, disrupting, interrupting, or otherwise impacting CMS Energy’s or Consumers’ facilities, utility infrastructure, operations, or backup systems, such as costs and availability of personnel, equipment, and materials; weather and climate, including catastrophic weather-related damage and extreme temperatures; natural disasters; fires; smoke; scheduled or unscheduled equipment outages; maintenance or repairs; contractor performance; environmental incidents; failures of equipment or materials; electric transmission and distribution or gas pipeline system constraints; interconnection requirements; political and social unrest; general strikes; the government and/or paramilitary response to political or social events; changes in trade policies, regulations or tariffs; accidents; explosions; physical disasters; global pandemics; cyber incidents; physical or cyber attacks; vandalism; war or terrorism; and the ability to obtain or maintain insurance coverage for these events; the ability of CMS Energy and Consumers to execute cost-reduction strategies and/or convert economic development opportunities; potentially adverse regulatory or legal interpretations or decisions regarding environmental matters, or delayed regulatory treatment or permitting decisions that are or could come before agencies such as the Michigan Department of Environment, Great Lakes, and Energy, the U.S. Environmental Protection Agency, FERC, and/or the U.S. Army Corps of Engineers, and potential environmental remediation costs associated with these interpretations or decisions, including those that may affect Consumers’ coal ash management or routine maintenance, repair, and replacement classification under New Source Review, a construction-permitting program under the Federal Clean Air Act of 1963, as amended; changes in energy markets, including availability, price, and seasonality of electric capacity and energy and the timing and extent of changes in commodity prices and availability and deliverability of coal, natural gas, natural gas liquids, electricity, oil, gasoline, diesel fuel, and certain related products; the price of CMS Energy’s common stock, the credit ratings of CMS Energy and Consumers, capital and financial market conditions, and the effect of these market conditions on CMS Energy’s and Consumers’ interest costs and access to the capital markets, including availability of financing to CMS Energy, Consumers, or any of their affiliates; the ability of CMS Energy and Consumers to execute their financing strategies; the investment performance of the assets of CMS Energy’s and Consumers’ pension and benefit plans, the discount rates, mortality assumptions, and future medical costs used in calculating the plans’ obligations, and the resulting impact on future funding requirements; the impact of the economy, particularly in Michigan, and potential future volatility in the financial and credit markets on CMS Energy’s, Consumers’, or any of their affiliates’ revenues, ability to collect accounts receivable from customers, or cost and availability of capital; changes in the economic and financial viability of CMS Energy’s and Consumers’ suppliers, customers, and other counterparties and the continued ability of these third parties, including those in bankruptcy, to meet their obligations to CMS Energy and Consumers; population changes in the geographic areas where CMS Energy and Consumers conduct business; national, regional, and local economic, competitive, and regulatory policies, conditions, and developments; loss of customer demand for electric generation supply to alternative electric suppliers, the creation of municipal utilities, increased use of self-generation including distributed generation, energy waste reduction, or energy storage; loss of customer demand for natural gas due to alternative technologies or fuels or electrification; the ability of Consumers to meet increased renewable energy demand due to customers seeking to meet their own sustainability goals in a timely and cost-efficient manner; the reputational or other impact on CMS Energy and Consumers of the failure to meet the renewable or clean energy standards required by Michigan’s Public Acts 229, 230, 231, 233, 234, and 235 of 2023 or to achieve or make timely progress on their greenhouse gas reduction goals related to reducing their impact on climate change; adverse consequences of employee, director, or third-party fraud or non-compliance with codes of conduct or with laws or regulations; federal regulation of electric sales, including periodic re-examination by federal regulators of CMS Energy’s and Consumers’ market-based sales authorizations; any event, change, development, occurrence, or circumstance that could impact the implementation of Consumers’ Clean Energy Plan, including any action by a regulatory authority or other third party to prohibit, delay, or impair the implementation of Consumers’ Clean Energy Plan; the ability to meet increases in electric demand associated with data centers; the availability, cost, coverage, and terms of insurance, the stability of insurance providers, and the ability of Consumers to recover the costs of any insurance from customers; the effectiveness of CMS Energy’s and Consumers’ risk management policies, procedures, and strategies, including strategies to hedge risk related to interest rates and future prices of electricity, natural gas, and other energy-related commodities; factors affecting development of electric generation projects, gas transmission, and gas and electric distribution infrastructure replacement, conversion, and expansion projects, including factors related to project site identification, construction material availability, quality, and pricing, tariffs, embargoes on equipment, supply chain disruptions, schedule delays, interconnection delays, availability of qualified construction personnel, permitting, acquisition of property rights, community opposition, environmental regulations, and government actions; changes or disruption in fuel supply, including but not limited to supplier bankruptcy and delivery disruptions; potential costs, lost revenues, reputational harm, or other consequences resulting from misappropriation of assets or sensitive information, corruption of data, or operational disruption in connection with a cyberattack or other cyber incident; potential disruption to, interruption or failure of, or other impacts on information technology backup or disaster recovery systems; technological developments in energy production, storage, delivery, usage, and metering; the ability to implement and integrate technology successfully, including artificial intelligence; the impact of CMS Energy’s and Consumers’ integrated business software system and its effects on their operations, including utility customer billing and collections; adverse consequences resulting from any past, present, or future assertion of indemnity or warranty claims associated with assets and businesses previously owned by CMS Energy or Consumers, including claims resulting from attempts by foreign or domestic governments to assess taxes on or to impose environmental liability associated with past operations or transactions; the outcome, cost, and other effects of any legal or administrative claims, proceedings, investigations, or settlements; the reputational impact on CMS Energy and Consumers of operational incidents, violations of corporate policies, regulatory violations, inappropriate use of social media, and other events; restrictions imposed by various financing arrangements and regulatory requirements on the ability of Consumers and other subsidiaries of CMS Energy to transfer funds to CMS Energy in the form of cash dividends, loans, or advances; earnings volatility resulting from the application of fair value accounting to certain energy commodity contracts or interest rate contracts; changes in financial or regulatory accounting principles or policies or interpretation of principles or policies; and other matters that may be disclosed from time to time in CMS Energy’s and Consumers’ SEC filings, or in other public documents.

Additional risks and uncertainties are identified and discussed in CMS Energy’s and Consumers’ reports filed with the SEC and are available at the SEC’s website. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements included or incorporated by reference in this news release might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and CMS Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.